UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2004

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L

(Exact Name of Registrant as Specified in its Charter)

Luxembourg (State or Other Jurisdiction of Incorporation)	333-106666 (Commission File Number)	98-0399297 (I.R.S. Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of Principal Executive Offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 2.02 and Item 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.

     On November 5, 2004, Jafra Worldwide Holdings (Lux) S.àr.l. issued a press release announcing results for the third quarter of fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1    Press release, dated November 5, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004

JAFRA WORLDWIDE HOLDINGS (LUX) S.ÀR.L.
By:	/s/ Ronald B. Clark
Ronald B. Clark
Chief Executive Officer

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